Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

(the “Fund”)

Supplement dated June 26, 2024, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective July 1, 2024, the following changes are made to the Fund’s SAI:

The section entitled “Other Information” is revised as follows:

The sub-section entitled “Proxy Voting Records” is deleted in its entirety and replaced with the following:

Proxy Voting Records

The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform manner contrary to the Guidelines, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.